UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

MAXYGEN, INC.

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4.	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 12, 2013.

MAXYGEN, INC.

Meeting Information

Meeting Type:

Annual Meeting

For holders as of:

June 17, 2013

Date: August 12, 2013

Time: 10:00 AM

Location: Maxygen, Inc.

411 Borel Avenue, Suite 616

San Mateo, CA 94402

MAXYGEN, INC.

You are receiving this communication because you hold shares in the above named company.

411 BOREL AVENUE, SUITE 616 SAN MATEO, CA 94402 ATTN: JOHN BORKHOLDER

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

TBD

See the reverse side of this notice to obtain proxy materials and voting instructions.

-M61251

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 29, 2013 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M61252-TBD

Voting Items

The Board of Directors recommends you vote FOR the following:

3. Election of Directors

Nominees:

01) Louis G. Lange

04) Gordon Ringold

05) Isaac Stein

02) Kenneth B. Lee, Jr.

03) Ernest Mario

The Board of Directors recommends you vote FOR the following proposals:

1. To approve the voluntary dissolution and liquidation of Maxygen pursuant to a Plan of Complete Liquidation and Dissolution in substantially the form attached to the accompanying proxy statement as Appendix A.

2. To grant discretionary authority to the Board of Directors to adjourn the Annual Meeting, even if a quorum is present, to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of the dissolution and liquidation of the Company pursuant to the Plan of Complete Liquidation and Dissolution.

4. Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of Maxygen for the fiscal year ending December 31, 2013.

5. Advisory resolution to approve executive compensation.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M61253-TBD

M61254-TBD